UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HNR Acquisition Corp
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED APRIL 13, 2023

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
HNR ACQUISITION CORP

TO BE HELD ON May [•], 2023

HNR Acquisition Corp
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

TO THE STOCKHOLDERS OF HNR ACQUISITION CORP:

You are cordially invited to attend the special meeting of the stockholders of HNR Acquisition Corp (“HNRA,” the “Company,” “we,” “us” or “our”), to be held at [•] [Time Zone], on [•], 2023 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at the following address: [•]. You will be able to vote and submit questions and access HNRA’s stockholder list by visiting [•] and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at [•] a.m. [Time Zone] on [•], 2023, and HNRA stockholders will be able to log in beginning at [•] a.m. [Time Zone] on [•], 2023. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Extension Amendment Proposal — to amend HNRA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which HNRA must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from the current termination date of May 15, 2023 (the “Termination Date”), by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that the HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $150,000 or (y) $0.05 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and

Proposal No. 2: The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

On December 27, 2022, HNRA entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, the Sponsor.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow HNRA additional time to complete the transactions contemplated by the MIPA (the “Purchase”).

HNRA currently has until May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation) to complete its initial business combination (the “Termination Date”). HNRA’s board of directors (the “Board”) has determined that it is in the best interests of HNRA to seek an extension of the Termination Date and ask HNRA’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Purchase. HNRA will call a separate special meeting of its stockholders to approve the Purchase (referred to herein as the “Purchase Special Meeting”). The Board believes that it is in the best interests of HNRA stockholders that the Extension be obtained so that HNRA will have additional time to consummate the Purchase. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

Without the Extension, HNRA would not be able to complete the Purchase on or before the Termination Date. If that were to occur, HNRA would be precluded from completing the Purchase and would be forced to liquidate even if HNRA’s stockholders are otherwise in favor of consummating the Purchase. If the Extension Amendment Proposal is not approved and the Purchase is not completed on or before May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation), HNRA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of HNRA’s common stock, par value $0.0001 per share (the “Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to HNRA’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the MIPA (including, without limitation, receipt of the approval of the stockholders of HNRA at the Purchase Special Meeting), HNRA intends to complete the Purchase as soon as practicable and in any event on or before the Extended Date.

If HNRA does not implement the Extension, it will not redeem any Public Shares submitted for redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of HNRA’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (as defined below), the redemption price per share was approximately $[            ], based on the aggregate amount on deposit in the Trust Account of approximately $[            ] million as of the Record Date (including interest not previously released to HNRA but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on NYSE American on the Record Date was $[            ]. HNRA cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Common Stock. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. HNRA will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals (as defined below)) causes HNRA to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting or if HNRA determines that additional time is necessary to effectuate the Extension.

The accompanying proxy statement provides stockholders with detailed information about the Extension Amendment Proposal and other matters to be considered at the Special Meeting, including HNRA stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE HNRA REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO HNRA’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON MAY [    ], 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

Immediately following the Redemption Deadline, a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its public shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MAY [    ], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

The Board has fixed the close of business on April 19, 2023 (the “Record Date”) as the date for determining HNRA’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of HNRA and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, HNRA urges you to read this material carefully and vote your shares.

By Order of the Board of Directors,
/s/ [ ]
[ ]
[•], 2023	[ ]

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the Proposals.

This Proxy Statement is dated April [    ], 2023 and is first being mailed to HNRA stockholders on or about April [    ], 2023.

IMPORTANT

Your vote is very important. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May [    ], 2023: This notice of meeting and the accompanying proxy statement are available at [            ].

HNR Acquisition Corp
3730 Kirby Drive, Suite 1200
Houston, Texas 77098

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS OF HNR ACQUISITION CORP

TO BE HELD ON [•], 2023

TO THE STOCKHOLDERS OF HNR ACQUISITION CORP:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of HNR Acquisition Corp (“HNRA,” the “Company,” “we,” “us” or “our”) will be held at [•] [Time Zone], on [•], 2023 (the “Special Meeting”). The Special Meeting will be conducted via live webcast at the following address: [•]. You will be able to vote and submit questions and access HNRA’s stockholder list by visiting [•] and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at [•] a.m. [Time Zone] on [•], 2023, and HNRA stockholders will be able to log in beginning at [•] a.m. [Time Zone] on [•], 2023. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement (the “Proxy Statement”) to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Extension Amendment Proposal — to amend HNRA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which HNRA must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from the current termination date of May 15, 2023 (the “Termination Date”), by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that the HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $150,000 or (y) $0.05 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and

Proposal No. 2: The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

On December 27, 2022, HNRA entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, the Sponsor.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow HNRA additional time to complete the transactions contemplated by the MIPA (the “Purchase”).

HNRA currently has until May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation) to complete its initial business combination (the “Termination Date”). HNRA’s board of directors (the “Board”) has determined that it is in the best interests of HNRA to seek an extension of the Termination Date and ask HNRA’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Purchase. HNRA will call a separate special meeting of its stockholders to approve the Purchase (referred to herein as the “Purchase Special Meeting”). The Board believes that it is in the best interests of HNRA stockholders that the Extension be obtained so that HNRA will have additional time to consummate the Purchase. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

Without the Extension, HNRA would not be able to complete the Purchase on or before the Termination Date. If that were to occur, HNRA would be precluded from completing the Purchase and would be forced to liquidate even if HNRA’s stockholders are otherwise in favor of consummating the Purchase. If the Extension Amendment Proposal is not approved and the Purchase is not completed on or before May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation), HNRA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding shares of HNRA’s common stock, par value $0.0001 per share (the “Common Stock” or “Public Shares”), in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to HNRA’s obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the MIPA (including, without limitation, receipt of the approval of the stockholders of HNRA at the Purchase Special Meeting), HNRA intends to complete the Purchase as soon as practicable and in any event on or before the Extended Date.

If HNRA does not implement the Extension, it will not redeem any Public Shares submitted for redemption in connection with the Special Meeting.

As contemplated by the Certificate of Incorporation, the holders of HNRA’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented (the “Redemption”).

On the Record Date (as defined below), the redemption price per share was approximately $[            ], based on the aggregate amount on deposit in the Trust Account of approximately $[            ] million as of the Record Date (including interest not previously released to HNRA but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on NYSE American on the Record Date was $[            ]. HNRA cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders, as of the Record Date, of at least 65% of all outstanding shares of Common Stock. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. HNRA will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals (as defined below)) causes HNRA to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE HNRA REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO HNRA’S TRANSFER AGENT (EACH, AN “ELECTION” AND COLLECTIVELY, THE “ELECTION”) PRIOR TO 5:00 P.M. EASTERN TIME ON MAY [    ], 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING) (THE “REDEMPTION DEADLINE”). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

Immediately following the Redemption Deadline, a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its public shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MAY [    ], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting or if HNRA determines that additional time is necessary to effectuate the Extension.

Record holders of Common Stock at the close of business on April 19 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were [            ] issued and outstanding shares of Common Stock. HNRA’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, HNRA urges you to read this material carefully and vote your shares.

This proxy statement is dated April [    ], 2023 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors,
/s/ [ ]
[ ]
[•], 2023	[ ]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON MAY [    ], 2023

This Notice of Special Meeting and Proxy Statement are available at [            ]

i

USE OF CERTAIN TERMS

Unless otherwise stated in this Proxy Statement:

“Adjournment Proposal” means the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented at the Special Meeting.

“Board” means the board of directors of HNRA.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of HNRA.

“Common Stock” or “HNRA Shares” means the shares of common stock, par value $0.0001 per share, of HNRA.

“Closing” means the closing of the transactions contemplated by the MIPA.

“Closing Date” means the date on which the Closing occurs.

“DGCL” means the General Corporation Law of the State of Delaware.

“HNRA” means HNR Acquisition Corp, a Delaware corporation.

“MIPA” means the Membership Interest Purchase Agreement, dated December 27, 2022, by and between Company and Seller.

“NYSE American” means the NYSE American LLC.

“Pogo” or “Target” means Pogo Resources, LLC, a Delaware limited liability company.

“Post-Combination Company” means HNRA following the consummation of the transactions contemplated by the MIPA.

“Purchase” means the transactions contemplated by the MIPA.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•        HNRA’s ability to enter into the MIPA or complete the Purchase;

•        the anticipated benefits of the Purchase;

•        the volatility of the market price and liquidity of the Common Stock and other securities of HNRA;

•        the use of funds not held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) or available to HNRA from interest income on the Trust Account balance; and

•        the competitive environment in which the Company will operate following the Purchase.

While forward-looking statements reflect HNRA’s good faith beliefs, they are not guarantees of future performance. HNRA disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause HNRA’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in HNRA’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and in other reports HNRA files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to HNRA (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE PURCHASE AND THE SPECIAL MEETING

The following questions and answers briefly address some commonly asked questions about the Proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the HNRA stockholders. You should read carefully this entire Proxy Statement, including the attached annexes and other documents referred to herein, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this Proxy Statement, including this section, please see the section entitled “Use of Certain Terms.”

Q:     Why am I receiving this proxy statement?

A:     This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on May [    ], 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

HNRA is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On February 15, 2022, HNRA consummated its initial public offering of 7,500,000 units (the “Units”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $75,000,000. Additionally, the underwriter fully exercised its option to purchase 1,125,000 additional Units, for which HNRA received cash proceeds of $11,250,000. Simultaneously with the closing of the Initial Public Offering, HNRA consummated the sale of 505,000 units (the “Private Placement Units”) at a price of $10.00 per unit generating proceeds of $5,050,000 in a private placement to HNRAC Sponsors, LLC, our sponsor (the “Sponsor”) and EF Hutton (formerly Kingswood Capital Markets) (“EF Hutton”). Like most blank check companies, HNRA’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of the outstanding shares of common stock, par value $0.0001 per share (the “Common Stock” or “Public Shares”), sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date.

HNRA believes that it is in the best interests of HNRA’s stockholders to continue HNRA’s existence until the Extended Date, if necessary, in order to allow HNRA additional time to complete the Purchase and is therefore holding this Special Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:     HNRA stockholders are being asked to consider and vote on the following proposals:

Proposal No. 1: The Extension Amendment Proposal — to amend HNRA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which HNRA must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from the current termination date of May 15, 2023 (the “Termination Date”), by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that the HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $150,000 or (y) $0.05 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination; and

Proposal No. 2: The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Q:     Why is HNRA proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     HNRA’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow HNRA additional time to complete the Purchase. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

HNRA’s board of directors (the “Board”) believes that it is in the best interests of HNRA stockholders that the Extension be obtained so that HNRA will have additional time to consummate the Purchase. Without the Extension, HNRA would not be able to complete the Purchase on or before the Termination Date. If that were to occur, HNRA would be precluded from completing the Purchase and would be forced to liquidate even if HNRA’s stockholders are otherwise in favor of consummating the Purchase. If the Extension Amendment Proposal is not approved and the Purchase is not completed on or before May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation), HNRA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in a U.S. based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest (net of amounts withdrawn to fund HNRA’s working capital requirements, subject to an annual limit of $1,000,000, and to pay its tax obligations (“Permitted Withdrawals”) and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to HNRA’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the MIPA (including, without limitation, receipt of the approval of the stockholders of HNRA at the Purchase Special Meeting), HNRA intends to complete the Purchase as soon as practicable and in any event on or before the Extended Date.

HNRA believes that given HNRA’s expenditure of time, effort and money on the Purchase, circumstances warrant ensuring that HNRA is in the best position possible to consummate the Purchase and that it is in the best interests of HNRA’s stockholders that HNRA obtain the Extension. HNRA believes the Purchase will provide significant benefits to its stockholders.

Public stockholders may elect (each, an “Election” and collectively, the “Election”) to redeem their Public Shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us but net of taxes payable, divided by the number of then outstanding Public Shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Amendment Proposal.

Immediately following the Redemption Deadline (as defined below), a public stockholder that makes an Election may withdraw its Election with respect to all or a portion of its public shares for which it previously submitted an Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

If the Extension Amendment Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed (after taking into account any Election

Reversals) in connection with the stockholder vote on the Extension Amendment Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election (after taking into account any Election Reversals) will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $[    ] million (including interest not previously released to HNRA but net of taxes payable) that was in the Trust Account as of April 19, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. HNRA will not proceed with the Extension if the number of redemptions (after taking into account any Election Reversals) of our Public Shares (after taking into account any Election Reversals) causes HNRA to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of April 19, 2023 (the “Record Date”). A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     HNRA believes stockholders will benefit from HNRA consummating the Purchase and is proposing the Extension Amendment Proposal to extend the date by which HNRA has to complete a business combination until the Extended Date. The Extension would give HNRA additional time to complete the Purchase. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

The Board believes that it is in the best interests of HNRA stockholders that the Extension be obtained so that HNRA will have additional time to consummate the Purchase. Without the Extension, HNRA would not be able to complete the Purchase on or before the Termination Date. If that were to occur, HNRA would be precluded from completing the Purchase and would be forced to liquidate even if HNRA stockholders are otherwise in favor of consummating the Purchase. If the Extension Amendment Proposal is not approved and the Purchase is not completed on or before May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of

Incorporation), HNRA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to HNRA’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the MIPA (including, without limitation, receipt of the approval of the stockholders of HNRA at the Purchase Special Meeting), HNRA intends to complete the Purchase as soon as practicable and in any event on or before the Extended Date.

HNRA believes that given HNRA’s expenditure of time, effort and money on the Purchase, circumstances warrant ensuring that HNRA is in the best position possible to consummate the Purchase and that it is in the best interests of HNRA’s stockholders that HNRA obtain the Extension. HNRA believes the Purchase will provide significant benefits to its stockholders.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by HNRA’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.

Q:     When would the Board abandon the Extension Amendment Proposal?

A:     Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:     How will HNRAC Sponsors, LLC (the “Sponsor”) and HNRA’s directors and officers vote?

A:     The Sponsor and HNRA’s directors and officers have advised HNRA that they intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and HNRA’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and HNRA’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of [    ] shares of Common Stock, representing approximately [    ]% of HNRA’s issued and outstanding shares of Common Stock.

The Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares of Common Stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares of Common Stock so purchased. The purpose of such purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”).

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote unless HNRA determines that additional time is necessary to effectuate the Extension.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, HNRA may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

If the Extension Amendment Proposal is not approved and the Purchase is not completed on or before May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation), HNRA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to HNRA’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers and directors of HNRA waived their rights to participate in any liquidation distribution with respect to the [    ] shares of Common Stock held by them. There will be no distribution from the Trust Account with respect to HNRA’s warrants, which will expire worthless in the event HNRA dissolves and liquidates the Trust Account. HNRA will pay any costs from its remaining assets outside of the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     We have entered into the MIPA with respect to the Purchase. We are seeking the Extension Amendment to provide us with additional time to complete the Purchase. Our efforts to complete the Purchase will involve:

•        filing the definitive proxy statement with respect to the Purchase;

•        establishing a meeting date and record date for the Purchase Special Meeting, and distributing proxy materials to stockholders;

•        attempting to ensure that the conditions to the closing of the Purchase are satisfied; and

•        holding the Purchase Special Meeting.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to May 15, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Purchase. If stockholders approve the Purchase, we expect to consummate the Purchase as soon as practicable following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Common Stock outstanding as of the Record Date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our Common Stock and Public Warrants are expected to remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of Common Stock.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Q:     Where will I be able to find the voting results of the Special Meeting?

A:     We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:     Would I still be able to exercise my redemption rights if I vote “AGAINST” the Purchase?

A:     Unless you elect to redeem your Public Shares at this time and do not make an Election Reversal, you will be able to vote on the Purchase at the Purchase Special Meeting if you are a stockholder on the record date for the Purchase Special Meeting. If you disagree with the Purchase, you will retain your right to redeem your Public Shares upon consummation of the Purchase in connection with the Purchase Special Meeting, subject to any limitations set forth in our Certificate of Incorporation.

If HNRA does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card prior to the vote at the Special Meeting, or attend the Special Meeting and vote in person (which would include presence at the virtual Special Meeting). You also may revoke your proxy by sending a notice of revocation to David M. Smith, HNRA’s General Counsel, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all then outstanding shares of Common Stock as of the Record Date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Amendment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will have the effect of voting “AGAINST” the Extension Amendment Proposal. With respect to the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Q:     How can I attend the Special Meeting?

A:     You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting [            ]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you are a beneficial owner and do not have your 16-digit meeting control number, contact your banker, broker or other nominee. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online.

Q:     What constitutes a quorum at the Special Meeting?

A:     A quorum will be present at the Special Meeting if a majority of the Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date, [            ] shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the Special Meeting or by proxy may authorize adjournment of the Special Meeting to another date.

Q:     How do I vote?

A:     If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person online at the Special Meeting, by internet or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit [            ], 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on [            ], 2023 (have your proxy card in hand when you visit the website). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting [            ]. You will need the 16-digit meeting control number that is printed on your proxy card to enter the Special Meeting. HNRA recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote by telephone or over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 16-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of HNRA and its stockholders. The Board recommends that HNRA’s stockholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of HNRA and its stockholders and recommends that HNRA’s stockholders vote “FOR” the Adjournment Proposal.

Q:     What interests do HNRA’s directors and officers have in the approval of the Extension Amendment Proposal?

A.     HNRA’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Amendment Proposal. See the section entitled “Special Meeting of HNRA Stockholders — Interests of the Sponsor and HNRA’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to HNRA’s stockholders in connection with the Extension Amendment Proposal under the General Corporation Law of the State of Delaware.

Q:     If I am a public warrant holder, can I exercise redemption rights with respect to my public warrants?

A:     No. There are no redemption rights with respect to the public warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account were, from the time beginning with the consummation of the Company’s initial public offering and ending on February 10, 2024, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on February 10, 2024, on the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, HNRA instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial business combination or liquidation. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on May [    ], 2023 (two business days before the Special Meeting) (the “Redemption Deadline”), (i) submit a written request to HNRA’s transfer agent that HNRA redeem your Public Shares for cash and (ii) deliver your stock to HNRA’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, HNRA’s transfer agent, is listed under the question “Who can help answer my questions?” below. HNRA requests that any requests for redemption include the identity of the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to HNRA’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC. and HNRA’s transfer agent will need to act to facilitate the request. It is HNRA’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because HNRA does not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with HNRA’s consent. If you delivered your shares for redemption to HNRA’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that HNRA’s transfer agent return the shares (physically or electronically). You may make such request by contacting HNRA’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:     How do I make an Election Reversal with respect to my public shares?

Immediately following the deadline to make an Election (which is 5:00 P.M. Eastern time on May [    ], 2023, the date that is two business days prior to the scheduled vote at the Special Meeting), a public stockholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that the transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make an Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes HNRA to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Q:     What should I do if I receive more than one set of voting materials for the Special Meeting?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:     HNRA will pay the cost of soliciting proxies for the Special Meeting. HNRA has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Special Meeting. HNRA will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. HNRA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. HNRA’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you are a HNRA stockholder and have any questions about how to vote or direct a vote in respect of your shares of SPAC Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (877)-870-8565, or banks and brokers may call collect at (206)-870-8565, or by emailing ksmith@advantageproxy.com. This notice of Special Meeting and the Proxy Statement are available at [•].

You may also obtain additional information about HNRA from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to HNRA’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: SPAC Administration Team
Email: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in the other reports we file with the SEC before making a decision on how to vote on the proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension (as defined below) will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date (as defined below). Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Purchase (as defined below) by means of a proxy statement that will be filed with the SEC (the “Purchase Proxy Statement”), to be filed by HNRA, for the Purchase. The Purchase Proxy Statement has not been declared effective by the SEC, and the Company cannot complete the Purchase unless the Purchase Proxy Statement is declared effective by the SEC. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Purchase Proxy Statement effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Purchase. Even if the Extension or the Purchase are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Purchase on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and the Purchase vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate the Purchase.

We are not aware of any material regulatory approvals or actions that are required for completion of the Purchase besides the SEC’s review of the Purchase Proxy Statement and the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), on account of certain foreign ownership restrictions on U.S. businesses. We do not believe that either we or our Sponsor constitute, are controlled by or have substantial ties with, a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person”, we could be subject to such foreign ownership restrictions and/or CFIUS review.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Purchase or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive an amount per share based on the funds available in our Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax. The notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our Common Stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) the structure of the business combination, (ii) the fair market value of the redemptions and repurchases in connection with the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (iv) the content of any subsequent regulations, clarifications, and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury in regulations, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by us in the event we are unable to complete a business combination in the required time and redeem 100% of our remaining Common Stock in accordance with our amended and restated certificate of incorporation (the “Certificate of Incorporation”), in which case the amount that would otherwise be received by our public stockholders in connection with our liquidation would be reduced.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Purchase, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “2022 Proposed Rules”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The 2022

Proposed Rules, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the 2022 Proposed Rules, may materially adversely affect our ability to negotiate and complete our Purchase and may increase the costs and time related thereto.

See also “— We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Common stock” and “— If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Purchase.”

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our Purchase.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Purchase. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The 2022 Proposed Rules under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the 2022 Proposed Rules, including the proposed safe harbor rule, have not yet been adopted, there is uncertainty in the SEC’s view of the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule or otherwise falls outside of the other provisions of the safe harbor.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on February 15, 2024, on the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash items which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the founder shares or private placement warrants or their respective underlying shares, which will expire worthless, in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust

Account as a result of their ownership of founder shares that were issued to the Sponsor prior to our initial public offering, which was consummated on February 15, 2022 (“initial public offering” or “IPO”) and 505,000 private placement units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated.

Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our shares experience a negative rate of return. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in entering into the Letter of Intent in order to consummate the Purchase and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

The completion of the Purchase will be subject to a number of important conditions, and the Purchase may be terminated before the completion of the Purchase in accordance with its terms. As a result, there is no assurance that the Purchase will be completed.

The completion of the Purchase will be subject to the satisfaction or waiver, as applicable, of a number of important conditions that will be set forth in the MIPA, including the approval of the Purchase by the HNRA stockholders, the approval of the listing of the combined entity’s shares on NYSE American, and several other customary closing conditions. If these conditions are not satisfied or, if the Purchase is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Extended Date.

We have incurred and expect to continue to incur significant costs associated with the Purchase. Whether or not the Purchase is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Purchase is not completed.

We expect to incur significant transaction and transition costs associated with the Purchase and operating as a public company following the closing of the Purchase. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Purchase, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company at or following the closing of the Purchase. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Purchase is not completed.

NYSE American may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Units (as defined below), Common Stock and warrants are listed on NYSE American. We cannot assure you that our securities will continue to be listed on NYSE American in the future, following the Extension or prior to a business combination. In order to continue listing our securities on NYSE American prior to the Purchase, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with the Purchase, we will be required to demonstrate compliance with NYSE American’s initial listing requirements, which are more rigorous than NYSE American’s continued listing requirements, in order to continue to maintain the listing of our securities on NYSE American. For instance, our stock price would generally be required to be at least $3 per share. Additionally, we must maintain a public float of 500,000 shares held by at least 400 public shareholders (not including shareholders or shares held directly by any officer, director, controlling shareholder or other concentrated (i.e. 10% or greater), affiliated or family holdings). We cannot assure you that we will be able to meet those initial listing requirements at that time.

If NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Common Stock and warrants are listed on NYSE American, our Units, Common Stock and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company incorporated on December 9, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The registration statement for the Company’s Initial Public Offering was declared effective on February 10, 2022 (the “Effective Date”). On February 15, 2022, we consummated the Initial Public Offering of 7,500,000 units (the “Units” and, with respect to the common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating proceeds of $75,000,000. Additionally, the underwriter fully exercised its option to purchase 1,125,000 additional Units, for which we received cash proceeds of $11,250,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 505,000 units (the “Private Placement Units”) at a price of $10.00 per unit generating proceeds of $5,050,000 in a private placement to HNRAC Sponsors, LLC, our sponsor (the “Sponsor”) and EF Hutton (formerly Kingswood Capital Markets) (“EF Hutton”). Our management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement Units, although substantially all of the net proceeds are intended to be generally applied toward consummating the Purchase. On April 4, 2022, the Units separated into common stock and warrants, and ceased trading. On April 4, 2022, the common stock and warrants commenced trading on NYSE American.

The Proposed Purchase

On December 27, 2022, the “Company entered into a membership interest purchase agreement (the “MIPA”) with CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”), and, solely with respect to Section 7.20 of the MIPA, the Sponsor.

Pursuant to the MIPA, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), Seller will sell, assign, and convey to the Company, and the Company will purchase and accept from Seller, effective as of the Effective Time, one hundred percent (100%) of the outstanding membership interests (the “Target Interests”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo” or the “Target”). As used herein, the “Effective Time” means 12:01 a.m. on the first day of the calendar month that is four (4) months prior to the calendar month of the Closing Date.

The purchase price (the “Base Purchase Price”) for the Target Interests will be (a) cash in the amount of $100,000,000 in immediately available funds (the “Cash Consideration”); provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note to Seller (the “Seller Promissory Note”) and (b) 2,000,000 shares of the Company’s common stock, par value $0.0001, valued at $10.00 per share (the “Share Consideration”); provided, that, at Closing, 500,000 shares of Share Consideration (the “Escrowed Share Consideration”) will be placed in escrow for the benefit of the Company. The Base Purchase Price is subject to adjustment in accordance with the MIPA.

The Board believes it will not be able to effect the Purchase by May 15, 2023. The Extension Amendment Proposal is essential to allowing us more time to obtain approval for any proposed business combination at a special meeting of our shareholders and consummate any proposed business combination prior to the Extended Deadline and to reduce our cost to extend the Termination Date to the Extended Deadline. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. The Board believes that, given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing public shareholders an opportunity to effect the Purchase. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Purchase on or before May 15, 2023. If that were to occur, we would be precluded from completing the Purchase and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Purchase.

You are not being asked to vote on the Purchase or any other proposed business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or if we have not consummated a business combination by the Extended Deadline.

SPECIAL MEETING OF HNRA STOCKHOLDERS

The HNRA Special Meeting

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on May [    ], 2023, at [10:00 a.m.], Eastern Time, conducted via live webcast at the following address [            ]. You will need the control number that is printed on your proxy card to enter the Special Meeting. HNRA recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Proposals at the Special Meeting

At the Special Meeting, HNRA will ask the HNRA stockholders to vote in favor of the following proposals:

Proposal No. 1: The Extension Amendment Proposal — to amend HNRA’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which HNRA must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from the current termination date of May 15, 2023 (the “Termination Date”), by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that (i) the HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $150,000 or (y) $0.05 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with; and

Proposal No. 2: The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on April 19, 2023, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [            ] shares of Common Stock outstanding.

Our Sponsor has agreed to vote all of their shares of Common Stock in favor of the Extension Amendment Proposal and the Adjournment Proposal. HNRA’s issued and outstanding warrants do not have voting rights at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal. Accordingly, a HNRA stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” the Extension Amendment Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have the effect of voting “AGAINST” the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a HNRA stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal.

It is possible that HNRA will not be able to complete its initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved. If HNRA fails to complete its initial business combination on or before the Extended Date if the Extension Amendment Proposal is approved, HNRA will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

If HNRA does not implement the Extension, it will not redeem any Public Shares submitted for Redemption in connection with the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Advantage Proxy, our proxy solicitor, at (877) 870-8565.

Redemption Rights

If the Extension Amendment Proposal is approved, and contingent upon the effectiveness of the implementation of the Extension, the Company will provide public stockholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but after Permitted Withdrawals and net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed initial business combination or if the Company has not consummated an initial business combination by the Extended Date.

You will be entitled to receive cash for any Public Shares to be redeemed in connection with the Extension Amendment Proposal only if you:

(i)     hold Public Shares, and

(ii)    prior to 5:00 p.m., Eastern Time, on May [    ], 2023, (a) submit a written request to Continental that HNRA redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the Extension Amendment Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. If the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed for cash. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Extension Amendment Proposal is consummated, we will redeem each Public Shares for the Per-Share Redemption Price. It is anticipated that this would amount to approximately $[            ] per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own such Public Shares.

Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using DTC’s DWAC System, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

The Company’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: SPAC Administration Team
Email: spacredemptions@continentalstock.com

Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our Public Shares on April 19, 2023, the Record Date, was $[            ] per share. The cash held in the Trust Account on such date was approximately $[            ] million (including interest not previously released to HNRA but net of taxes payable) (or approximately $[            ] per public share). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of HNRA, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If HNRA does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, HNRA will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders and all of HNRA’s warrants will expire worthless.

Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Amendment Proposal does not affect the right of HNRA stockholders to elect to redeem their Public Shares in connection with the Purchase, which is a separate and additional redemption right available to HNRA stockholders.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE HNRA REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO HNRA’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. IF YOU HOLD PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on May [    ], 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Administration Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on May [    ], 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on May [    ], 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on May [    ], 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Amendment Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Redemption Withdrawal Procedures

Our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.

Immediately following the Redemption Deadline to make an Election (which is 5:00 P.M. Eastern time on May [    ], 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that transfer agent return the shares (physically or electronically) as soon as possible after the Redemption Deadline. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON MAY [    ], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes HNRA to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or Warrants in connection with the Extension Amendment Proposal.

Solicitation of Proxies

HNRA will pay the cost of soliciting proxies for the Special Meeting. HNRA has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. HNRA will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. HNRA also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. HNRA’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Interests of the Sponsor and HNRA’s Directors and Officers

When you consider the recommendation of the Board, HNRA stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to HNRA stockholders that they approve the Extension Amendment Proposal. HNRA stockholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        The Sponsor and HNRA’s officers and directors will lose their entire investment in HNRA if HNRA does not complete a business combination within the completion window.

•        The initial stockholders and HNRA’s officers and directors have agreed to waive their redemption rights with respect to their founder shares and any Public Shares they hold in connection with the completion of the business combination. In addition, the initial stockholders and HNRA’s officers and directors have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete a business combination within the completion window. There will be no redemption rights or liquidating distributions with respect to the warrants, which will expire worthless if HNRA fails to complete an initial business combination within the required period. HNRA’s initial stockholders and officers and directors did not receive separate consideration for their waiver of redemption rights other than the receipt of founder shares for a nominal purchase price.

•        The nominal purchase price paid by the Sponsor and HNRA’s officers and directors for the founder shares may result in significant dilution to the implied value of the public shares upon consummation of the business combination. In addition, the value of the founder shares following the closing of the Purchase is likely to be substantially higher than the nominal price paid for them, even if the trading price of HNRA’s common stock is substantially less than $10.00 per share. As a result, the Sponsor and HNRA’s officers and directors are likely able to recoup their investment in us and make a substantial profit on that investment, even if our public shares have lost significant value. Accordingly, the Sponsor and HNRA’s officers and directors may have an economic incentive that differs from that of HNRA’s public stockholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the trust account to the public stockholders, even if that business combination were with a riskier or less-established target business.

•        Following the closing of the Purchase, HNRA will continue to indemnify its existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•        Certain directors and officers of HNRA may continue as the directors and officers of the Post-Combination Company.

•        Upon the closing of the Purchase, subject to the terms and conditions of the MIPA, HNRA’s officers and directors are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on HNRA’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Additionally, if the Extension Amendment Proposal is approved and HNRA consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

HNRA is proposing to amend its Certificate of Incorporation to extend the date by which HNRA must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, from the current termination date of May 15, 2023 (the “Termination Date”) by up to six (6) one-month extensions to November 15, 2023 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that (i) the HNRAC Sponsors LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account in which the proceeds of the HRNA’s initial public offering were placed (the “Trust Account”) the lesser of (x) $150,000 or (y) $0.05 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The purpose of the Extension Amendment Proposal is to give HNRA additional time to complete the Purchase. A copy of the proposed amendment to the Certificate of Incorporation of HNRA is attached to this proxy statement as Annex A.

The Purchase qualifies as a “business combination” under HNRA’s Certificate of Incorporation.

The Board believes that it is in the best interests of HNRA stockholders that the Extension be obtained so that HNRA will have additional time to consummate the Purchase. Without the Extension, HNRA would not be able to complete the Purchase on or before the Termination Date. If that were to occur, HNRA would be precluded from completing the Purchase and would be forced to liquidate even if HNRA stockholders are otherwise in favor of consummating the Purchase.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the MIPA (including, without limitation, receipt of the approval of the stockholders of HNRA at the Purchase Special Meeting), HNRA intends to complete the Purchase as soon as practicable and in any event on or before the Extended Date.

HNRA believes that given HNRA’s expenditure of time, effort and money on the Purchase, circumstances warrant ensuring that HNRA is in the best position possible to consummate the Purchase and that it is in the best interests of HNRA’s stockholders that HNRA obtain the Extension. HNRA believes the Purchase will provide significant benefits to its stockholders.

As contemplated by the Certificate of Incorporation, the holders of Common Stock may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Purchase is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if HNRA has not completed a business combination by the Extended Date.

On the Record Date, the redemption price per share was approximately $[            ], based on the aggregate amount on deposit in the Trust Account of approximately $[            ] million as of the Record Date (including interest not previously released to HNRA but net of taxes payable), divided by the total number of then outstanding Public Shares. The closing price of the Common Stock on NYSE American on the Record Date was $[            ]. HNRA cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. HNRA believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if HNRA does not complete the Purchase on or before the Termination Date.

Reasons for the Extension Amendment Proposal

HNRA currently has until May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation) to complete an initial business combination. The purpose of the Extension Amendment is to allow HNRA more time to complete its initial business combination.

The Board currently believes that there will not be sufficient time before May 15, 2023 to complete Purchase. Accordingly, the Board believes that in order to be able to consummate the Purchase, we will need to obtain the Extension. Without the Extension, we believe that we will not be able to complete the Purchase on or before May 15, 2023. If that were to occur, we would be precluded from completing the Purchase and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Purchase. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

The Company’s IPO prospectus and Certificate of Incorporation provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Certificate of Incorporation provide for all public stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the Purchase would be in the best interests of our stockholders, and because we will not be able to conclude the Purchase within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond May 15, 2023 to the Extended Date. We intend to hold the Purchase Special Meeting prior to the Extended Date in order to seek stockholder approval of the Purchase. We will not proceed with the Extension if the number of redemptions of our Public Shares (after taking into account any Election Reversals) causes HNRA to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

We believe that the foregoing provision in the Certificate of Incorporation was included to protect HNRA stockholders from having to sustain their investments for an unreasonably long period if HNRA failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Letter of Intent with respect to the Purchase, circumstances warrant providing public stockholders an opportunity to consider the Purchase.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal. If the Extension Amendment is not approved, the Company may still extend the current Termination Date of May 15, 2023 to August 15, 2023 in accordance with the current Amended and Restated Certificate of Incorporation.

If the Extension Amendment Proposal is not approved and the Purchase is not completed on or before May 15, 2023 (or August 15, 2023 if the Company exercises the available three-month extension in accordance with the current Amended and Restated Certificate of Incorporation), HNRA will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of amounts withdrawn as Permitted Withdrawals and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to HNRA’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor has waived its right to participate in any liquidation distribution with respect to any Common Stock held by it. There will be no distribution from the Trust Account with respect to the warrants, which will expire worthless in the event HNRA dissolves and liquidates the Trust Account. HNRA will pay any costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, HNRA intends to file an amendment to the Certificate of Incorporation with Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. HNRA will then continue to attempt to consummate a business combination until the Extended Date. HNRA will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants are expected to remain publicly traded during this time.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the amount currently held in the Trust Account.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all the outstanding shares of Common Stock as of the Record Date.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HNRA STOCKHOLDERS VOTE
“FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or additional time to effectuate the Extension, if necessary. The Adjournment Proposal will only be presented to HNRA’s stockholders in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension. In no event will the Board adjourn the Special Meeting beyond May 15, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by HNRA’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal or if HNRA determines that additional time is necessary to effectuate the Extension.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT HNRA STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Material U.S. Federal Income Tax Consequences of the Exercise of Redemptions to HNRA Stockholders

The following is a discussion of the material U.S. federal income tax consequences of the election by the holders of HNRA common stock to redeem for cash their Public Shares.

This discussion applies only to Public Shares held as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their individual circumstances (including consequences under the alternative minimum tax or net investment income tax) and does not address state, local, non-U.S. or other tax laws (such as estate or gift tax laws). This discussion also does not address:

•        banks or other financial institutions, underwriters, or insurance companies;

•        traders in securities who elect to apply a mark-to-market method of accounting;

•        real estate investment trusts and regulated investment companies;

•        controlled foreign corporations or passive foreign investment companies;

•        tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•        expatriates or former long-term residents of the United States;

•        subchapter S corporations, partnerships or other pass-through entities or investors in any such entities;

•        dealers or traders in securities, commodities or currencies;

•        grantor trusts;

•        U.S. persons whose “functional currency” is not the U.S. dollar;

•        persons who received Public Shares through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

•        persons required under Section 451(b) of the Code (defined below) to conform to the timing of income accruals with respect to the Public Shares;

•        persons who own (directly or through attribution) 5% or more (by vote or value) of the outstanding Public Shares; or

•        persons holding HNRA securities, as a position in a “straddle,” as part of a “synthetic security” or “hedge,” as part of a “conversion transaction,” or other integrated investment or risk reduction transaction.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, holds Public Shares, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of redeeming their Public Shares for cash.

This discussion is based on the tax laws of the United States, including the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as of the date hereof and all subject to change at any time, possibly with retroactive effect.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

This section applies to you if you are a U.S. Holder. For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of Public Shares that is, for U.S. federal income tax purposes:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Exercise of Redemption Rights

In the event that a U.S. Holder elects to redeem its Public Shares for cash as described in the redemption provisions herein, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of the Public Shares, the U.S. Holder will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of Public Shares” below. If the redemption does not qualify as a sale of the Public Shares, the U.S. Holder will be treated as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below.

Whether a redemption qualifies for sale treatment will depend largely on the total number of Public Shares treated as held by the U.S. Holder (including any Public Shares constructively owned by the U.S. Holder as a result of owning HNRA’s warrants) relative to all of the Public Shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of the Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in HNRA or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only Public Shares actually owned by the U.S. Holder, but also Public Shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of HNRA’s warrants. In order to meet the substantially disproportionate test, the percentage of HNRA’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of the Public Shares must, among other requirements, be less than 80% of the percentage of HNRA’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in HNRA. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in HNRA will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in HNRA’s warrants or possibly in other Public Shares constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of Public Shares

If the redemption qualifies as a sale of Public Shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Public Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a Public Share or the purchase price of a Public Share purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of Public Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from HNRA’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described under “— U.S. Holders — Gain or Loss on Redemption Treated as a Sale of Public Shares.” Dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied, subject to the “extraordinary dividend” provisions of the Code (which could cause a reduction in the tax basis of such corporate U.S. Holder’s Public Shares and increase the amount of gain or decrease the amount of loss recognized by such U.S. Holder in connection with a disposition of its shares). With certain exceptions, and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to redemptions from U.S. Holders of Public Shares. Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a credit against a holder’s U.S. federal income tax liability, and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

This section applies to you if you are a Non-U.S. Holder. For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Public Shares that is neither a U.S. Holder nor a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes, including:

•        a nonresident alien individual, other than certain former citizens and residents of the United States;

•        a foreign corporation; or

•        a foreign estate or trust.

Exercise of Redemption Rights

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Public Shares as described in the redemption provisions herein generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Public Shares, as described under “— U.S. Holders — Exercise of Redemption Rights”.

Gain or Loss on Redemption Treated as a Sale of Public Shares

If the redemption qualifies as a sale of Public Shares, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Public Shares, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if provided by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        HNRA is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held Public Shares, and, in the case where Public Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Public Shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Redemption Treated as a Distribution

If the redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions to a Non-U.S. Holder of Public Shares, to the extent paid out of HNRA’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (or, if provided by an applicable income tax treaty, are not attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), HNRA will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described under “— Non-U.S. Holders — Gain or Loss on Redemption Treated as a Sale of Public Shares.”

Dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if provided by an applicable income tax treaty, are attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder) generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to redemptions from Non-U.S. Holders of Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid backup withholding as well.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a credit against a holder’s U.S. federal income tax liability, and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

FATCA

Sections 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose U.S. federal withholding tax of 30% on certain withholdable payments to a “foreign financial institution” (as defined in the Code) (an “FFI”) unless the FFI (1) enters into an agreement with the IRS (or is subject to an applicable intergovernmental agreement) to withhold on certain payments and to collect and provide to the IRS (or local revenue authorities, as required under an applicable intergovernmental agreement) information regarding United States persons who hold accounts with the FFI and its affiliates (including certain foreign entities owned by United States persons), and (2) provides the payor with a properly completed IRS Form W-8BEN-E to document its status or the FFI otherwise qualifies for an exemption. This IRS Form W-8BEN-E must include the FFI’s Global Intermediary Identification Number, which is obtained by registering with the IRS. FATCA may also impose a 30% withholding tax on withholdable payments to a “non-financial foreign entity” (as defined in the Code) unless the entity provides the withholding agent with a properly completed IRS Form W-8BEN-E certifying that it does not have any “substantial United States owners” (as defined in the Code) or identifying its direct and indirect substantial United States owners or the entity otherwise qualifies for an exemption.

For purposes of FATCA, “withholdable payments” generally include U.S.-source payments otherwise subject to non-resident withholding tax (e.g., U.S. source interest or U.S. source dividends, such as dividends on Public Shares), and, subject to the proposed Treasury regulations discussed below, payments of gross proceeds from the sale or other disposition of any property of a type that can produce U.S. source interest or dividends (e.g., redemptions of stock treated a sale or exchange of such stock), even if the payment would otherwise not be subject to U.S. non-resident withholding tax (e.g., because it is capital gain).

While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of property, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may (but are not required to) rely on these proposed Treasury regulations until final Treasury regulations are issued. Redeeming Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible application of FATCA to redemptions of Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of HNRA’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of HNRA’s common stock, by:

•        each person known by HNRA to be the beneficial owner of more than 5% of the outstanding shares of SPAC Common Stock;

•        each of HNRA’s executive officers and directors that beneficially owns shares of common stock; and

•        all of HNRA’s officers and directors as a group.

As of the Record Date, there were [            ] shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the SPAC Warrants.

Unless otherwise indicated, (i) we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them and (ii) the business address of each of our directors and “named executive officers” has the same business address as HNRA.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(3)
Donald H. Gorée	367,969	3.16%
Donald W. Orr(4)	—	—
Joseph V. Salvucci, Sr.	—	—
Diego Rojas	—	—
Joseph V. Salvucci, Jr.(5)	—	—
All directors and executive officers as a group (5 individuals)	367,969	3.16%
HNRAC Sponsors LLC	122,656	1.05%
JVS Alpha Property, LLC(6)	940,000	8.08%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

(2)      Consists solely of founder shares.

(3)      Based on 11,631,250 shares of common stock outstanding (assumes 505,000 shares of common stock underlying 505,000 private placement units have been issued).

(4)      Mr. Orr, as Manager of HNRAC Sponsors LLC, has voting and dispositive control over the securities held by such entity, however he disclaims any beneficial ownership of such shares.

(5)      Mr. Salvucci Jr. has sole voting and dispositive control over the securities held by JVS Alpha Property, LLC, however he disclaims any beneficial ownership of such shares.

(6)      JVS Alpha Property, LLC’s Manager is Joseph V. Salvucci, Jr., who has voting and dispositive control over the shares held by such entity.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold the Purchase Special Meeting before the Extension Date to consider and vote upon approval of the Purchase. If the Purchase is consummated, you will be entitled to attend and participate in the annual meetings of stockholders of the surviving entity following the Purchase.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more HNRA stockholders reside if we believe the HNRA stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if HNRA stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the HNRA stockholders should follow the instructions described below. Similarly, if an address is shared with another HNRA stockholder and together both of the HNRA stockholders would like to receive only a single set of our disclosure documents, the HNRA stockholders should follow these instructions:

If the shares are registered in the name of the HNRA stockholder, the HNRA stockholder should contact us at our offices at HNR Acquisition Corp 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, telephone (713) 834-1145. If a bank, broker or other nominee holds the shares, the HNRA stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

HNRA files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on HNRA at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Statements contained in this Proxy Statement, or in any document incorporated in this Proxy Statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. This Proxy Statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this Proxy Statement. We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

•        HNRA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023 (the “Annual Report”); and

•        HNRA’s Current Report on Form 8-K filed on January 3, 2023.

If you would like additional copies of this Proxy Statement, you should contact via phone or in writing:

HNR Acquisition Corp
Attn: David M. Smith, Chief Legal Officer and Secretary
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
Telephone: (713) 834-1145
Email: dmsmith@HNRA-NYSE.com

If you are a HNRA stockholder and would like to request documents, please do so no later than five business days before the Special Meeting in order to receive them before the Special Meeting. If you request any documents, they will be mailed to you by first class mail, or another equally prompt means.

Index to Financial Statements

F-1

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HNR ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

1.      The undersigned, being a duly authorized officer of HNR Acquisition Corporation (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

2.      The name of the Corporation is HNR Acquisition Corporation.

3.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 8, 2020, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 10, 2022.

4.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.      This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

“In the event that the Corporation has not consummated an initial Business Combination within 15 months from the date of the closing of the Offering, the Corporation may extend the period of time to consummate a Business Combination up to six times, each by an additional one months, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $150,000 or (y) $0.05 per share for each public share of common stock outstanding as of the applicable deadline for each such one-month extension until November 15, 2023 (the “Termination Date”) unless the closing of the Company’s initial business combination shall have occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The gross proceeds from the issuance of such promissory notes will be added to the proceeds from the Offering to be held in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX. In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this          day of         , 2023.

HNR ACQUISITION CORP
By:
Name:
Title:

A-2